UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2020

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203)
221-1703

Check the appropriate box below if the Form
8-K
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7         Regulation FD
Item 7.01         Regulation FD Disclosure
On October 19, 2020, Compass Diversified Holdings (“Compass Diversified”) issued a press release announcing the closing (the “Closing”), on October 16, 2020, of the previously announced transaction, whereby, Compass Group Diversified Holdings LLC (the “Company” and, together with Compass Diversified, “CODI”), through its newly formed acquisition subsidiaries, BOA Holdings Inc., a Delaware corporation (“BOA Holdings”) and BOA Parent Inc., a Delaware corporation (“Buyer”) and a wholly-owned subsidiary of BOA Holdings, acquired BOA Technology, Inc. and its subsidiaries pursuant to an Agreement and Plan of Merger (the “Agreement and Plan of Merger”) by and among Buyer, Reel Holding Corp., a Delaware corporation (“BOA”) and the sole stockholder of BOA Technology, Inc., BOA Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Buyer (“Merger Sub”) and Shareholder Representative Services LLC (in its capacity as the representative of the stockholders of BOA). The Agreement and Plan of Merger was amended on October 16, 2020 (the “First Amendment” and, together with the Agreement and Plan of Merger, the “Merger Agreement”) to, among other things, clarify certain post-closing rights to additional consideration, specify the mechanics related to satisfaction of option exercise payments and update certain schedules. Pursuant to the Merger Agreement, Merger Sub merged with and into BOA (the “Merger”) such that the separate existence of Merger Sub ceased, with BOA surviving the Merger as a wholly-owned subsidiary of Buyer. A copy of the press release is attached as Exhibit 99.1 hereto.
The foregoing description of the press release is qualified in its entirety by reference to the complete text of the press release furnished as Exhibit 99.1 hereto, which is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.
Section 8         Other Events
Item 8.01         Other Events
CODI acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent acquisition of one such business.
BOA Technology
On October 16, 2020 (the “Closing Date”), Buyer, through the Merger Sub, completed its merger with BOA pursuant to the Merger Agreement (the “Transaction”). Upon the completion of the Transaction, BOA became a wholly owned subsidiary of Buyer and an indirect subsidiary of the Company. The Company paid a purchase price of approximately $454 million, before working capital and certain other adjustments, at the Closing (the “Purchase Price”) in connection with the Transaction. The Company funded the purchase price with cash on its balance sheet and a draw on its revolving credit facility of approximately $300 million.
Certain minority stockholders of BOA executed agreements pursuant to which they contributed shares of BOA common stock (the “Rollover Shares”) to BOA Holdings in exchange for shares of BOA Holdings common stock. BOA Holdings contributed the Rollover Shares to Buyer. CODI directly owns approximately 82% of BOA Holdings, which in turn indirectly owns all of the issued and outstanding equity interests of BOA.

Concurrent with the Closing, the Company provided a credit facility to BOA Technology, Inc., as borrower, and BOA, as co-borrower,
pursuant to which a secured revolving loan commitment and secured term loan were made available to BOA Technology, Inc. and BOA (the “BOA Credit Agreement”). The initial amount outstanding under these facilities on the Closing Date was approximately $121 million. The loans advanced under the BOA Credit Agreement to BOA Technology, Inc. and BOA are guaranteed by BOA Holdings and Buyer and are secured by security interests in substantially all the assets and properties of BOA, BOA Holdings, Buyer and BOA Technology, Inc., including a pledge by Buyer of all of the equity interests in BOA and a pledge by BOA of all of the equity interests in BOA Technology, Inc. In addition to being similar to the terms and conditions of the credit facilities in place with its existing subsidiary businesses, the Company believes that the agreed terms of the loans are fair and reasonable given the leverage and risk profile of BOA and its subsidiaries.
The foregoing brief description of the Transaction is not meant to be exhaustive and is qualified in its entirety by the full text of the Agreement and Plan of Merger, which is incorporated herein by reference to Exhibit 99.1 to CODI’s Current Report on Form
8-K
filed on September 22, 2020, and by the full text of the First Amendment, which is attached hereto as, and incorporated herein by reference to, Exhibit 99.2 to this Current Report on Form
8-K.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of the businesses acquired
To the extent required by this item, historical financial statements for the Transaction referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form
8-K
no later than 71 calendar days after the date of this report is due.

(b)	Pro forma financial information
To the extent required by this item, pro forma financial information relating to the Transaction referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form
8-K
no later than 71 calendar days after the date of this report is due.

(d)	Exhibits
The following exhibit is furnished herewith:

99.1	Press Release dated October 19, 2020 announcing the closing of the Transaction.

99.2	First Amendment to Agreement and Plan of Merger, dated October 16, 2020, among Reel Holding Corp., BOA Parent Inc., BOA Merger Sub Inc. and Shareholder Representative Services LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2020	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2020	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer